                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934


                                  May 29, 1998
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     TRANSCONTINENTAL REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                      0-13291                  94-6565852
--------------------------------------------------------------------------------
(State of Incorporation)         (Commission                (IRS Employer
                                   File No.)              Identification No.)


10670 North Central Expressway, Suite 300, Dallas, TX               75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ----------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

This Form 8-K/A amends the Form 8-K Current Report dated May 29, 1998 and filed July 2, 1998 by Transcontinental Realty Investors, Inc. (the "Company") and provides required financial statements that were not available at the date of the original filing.

(a) Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1997 and the three months ended March 31, 1998. A pro forma balance sheet as of March 31, 1998 is also presented.

A summary of the pro forma transactions follows:

In January 1998, the Company purchased the Mountain Plaza Apartments, a 188 unit apartment complex in El Paso, Texas, for $4.0 million, approximately 1.2% of the Company's assets at December 31, 1997. The seller of the property was State Street Bank and Trust Company, an unrelated party. The property was constructed in 1972 and was 91% occupied at the date of purchase. The Company paid $1.0 million in cash and obtained new mortgage financing of $3.0 million. The mortgage bears interest at 8.2% per annum, requires monthly payments of interest only and matures in January 2000.

Also in January 1998, the Company purchased the Hunters Glen Apartments, a 212 unit apartment complex in Midland, Texas, for $2.5 million, approximately .8% of the Company's assets at December 31, 1997. The seller of the property was Junction Apartments of Midland, L.C., an unrelated party. The property was constructed in 1982 and was 85% occupied at the date of purchase. The Company paid $600,000 in cash and obtained seller financing of the remaining $1.9 million of the purchase price. The financing bears interest at a variable rate, currently 8.0% per annum, requires monthly payments of interest only for the first twenty-four months and thereafter requires monthly payments of principal and interest of $14,302 and matures in January 2003.

Further in January 1998, the Company purchased the Bent Tree Garden Apartments, a 204 unit apartment complex in Addison, Texas, for $8.1 million, approximately 2.5% of the Company's assets at December 31, 1997. The seller of the property was Bent Tree Gardens, L.P., an unrelated party. The property was constructed in 1979 and was 87% occupied at the date of purchase. The Company paid $1.7 million in cash and obtained new mortgage financing of $6.4 million. The mortgage bears interest at 7.2% per annum, requires monthly payments of principal and interest of $46,054 and matures in February 2008.

In February 1998, the Company purchased Parkway North, a 71,041 square foot office building in Dallas, Texas, for $5.4 million, approximately 1.7% of the Company's assets at December 31, 1997. The seller of the property was Dallas Parkway, L.P., an unrelated party. The property was constructed in 1980 and was 89% occupied at the date of purchase. The Company paid $1.5 million in cash and obtained new mortgage financing of $3.9 million. The mortgage bears interest at a variable rate, currently 8.75% per annum, requires monthly payments of interest only and matures in March 2000.

In March 1998, the Company purchased the Plaza on Bachman Creek, a 80,278 square foot retail/office complex in Dallas, Texas, for $3.5 million, approximately 1.1% of the Company's assets at December 31, 1997. The seller of the property was TCIP Bachman Creek, LLC, an unrelated party. The property was constructed in 1986 and was 57% occupied at the date of purchase. The Company paid $1.1 million in cash and obtained new mortgage financing of $2.4 million. The mortgage bears interest at a variable rate, currently 9% per annum, requires monthly payments of principal and interest of $21,593 and matures in March 2018.

In April 1998, the Company purchased in a single transaction Ashton Way, a 178 unit apartment complex in Midland, Texas, and the 4400 Apartments, a 92 unit apartment complex also in Midland, Texas, and in May 1998, the Company purchased the Woodview Apartments, a 232 unit apartment complex in Odessa, Texas, for a total of $6.8 million, approximately .56%, .51% and 1.1%, respectively, of the Company's assets at December 31, 1997. The seller of the Ashton Way Apartments and 4400 Apartments was Mutual Life Insurance Company, an unrelated party. The seller of the Woodview Apartments was Rocky Woodview, Inc., also an unrelated party. The properties were constructed in 1978, 1981 and 1974, respectively, and were 86%, 92% and 89% occupied at the date of purchase. The Company paid a total of $1.5 million in cash and obtained new mortgage financing secured by all three properties totaling $5.3 million. A first mortgage of $4.5 million bears interest at 7.2% per annum and a second mortgage of $845,000 bears interest at a variable rate, currently 8.2% per annum. The mortgages require monthly payments of principal and interest totaling $38,003 and mature in October 1999 and May 2008, respectively.

Also in May 1998, the Company purchased the Emerald Terrace Apartments, a 172 unit apartment complex in Midland, Texas, for $1.5 million, approximately .46% of the Company's assets at December 31, 1997. The seller of the property was Emerald Terrace, Inc., an unrelated party. The property was constructed in 1977 and was 66% occupied at the date of purchase. The Company paid $425,000 in cash, assumed the existing mortgage of $584,000 and obtained seller financing of the remaining $491,000 of the purchase price. The mortgages bear interest at variable rates, currently 7.5% and 9.5% per annum, respectively, require monthly payments of principal and interest totaling $10,643 and mature in November 1999 and June 2008.

Further in May 1998, the Company purchased in a single transaction, Daley Plaza, a 62,425 square foot office building in San Diego, California and the View Ridge building, a 25,062 square foot office building, also in San Diego, California, for a total of $6.5 million, approximately 1.4% and 5.9% of the Company's asset at December 31, 1997. The seller of the properties was Ratheon Development, Inc., an unrelated party. The properties were constructed in 1981 and were 77% and 67% occupied at the date of purchase. The Company paid $1.7 million in cash and obtained new mortgage financing totaling $4.8 million. The mortgages bear interest at a variable rate, currently 9.5% per annum, require monthly payments of principal and interest totaling $42,416 and mature in May 2005.

In addition to the purchases of the Mountain Plaza, Hunters Glen, Bent Tree Garden, Ashton Way, 4400 and Emerald Terrace Apartments and the Parkway North, Daley Plaza and View Ridge Office Buildings and the Plaza on Bachman Creek retail/office complex, discussed above, the Company has also purchased three parcels of land, two in Dallas, Texas and one in Farmers Branch, Texas, one of which was purchased in January 1998, one in February 1998 and one in May 1998. This land was purchased for a total of $7.8 million in cash.

In assessing each property purchase described above, the following were among the factors considered by the Company's management, geographic location of the property, performance of the property, new or renovated properties in the vicinity of the property and the maintenance and appearance of the property. Additional factors considered with respect to commercial properties were the ease of access to the property, the adequacy of related facilities, such as parking, and the property's sensitivity to market conditions in establishing rental rates. With respect to apartment complexes the design and mix of units and the ability to provide a community atmosphere for the tenants was also considered.

In March 1998, the Company sold Shaws Plaza, a 103,482 square foot shopping center in Sharon, Massachusetts, for $3.8 million, receiving net cash of $1.2 million after the payoff of $2.6 million in existing mortgage debt and the payment of various closing costs associated with the sale.

These Pro Forma Statements of Operations present the Company's operations as if the transactions described above, had occurred at the beginning of each of the periods presented. The Company's management is not aware of any material factors relating to the purchased properties that would cause the reported financial information not be necessarily indicative of future operating results.





                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 March 31, 1998

                                                                                                        Emerald
                                                    4400           Ashton Way         Woodview          Terrace
                                Actual(1)       Apartments(2)     Apartments(2)     Apartments(2)     Apartments(2)
                              ------------      ------------      ------------      ------------      ------------
     Assets                                                  (dollars in thousands)
Notes and interest
   receivable
      Performing ........     $      4,357      $         --      $         --      $         --      $         --
      Nonperforming .....              453                --                --                --                --
                              ------------      ------------      ------------      ------------      ------------
                                     4,810                --                --                --                --
Less - allowance
   for estimated
   losses ...............             (891)               --                --                --                --
                              ------------      ------------      ------------      ------------      ------------
                                     3,919                --                --                --                --
Foreclosed real
   estate held for
   sale .................            1,356                --                --                --                --

Real estate held
   for sale, net
   of accumulated
   depreciation .........            5,624                --                --                --                --

Real estate held
   for investment,
   net of
   accumulated
   depreciation .........          293,414             1,745             1,920             3,580             1,554
Investments in
   partnerships .........            4,284                --                --                --                --
Cash and cash
   equivalents ..........           11,829              (259)             (225)           (1,131)             (470)
Other assets ............           12,348              (114)              (63)              217                18
                              ------------      ------------      ------------      ------------      ------------
                              $    332,774      $      1,372      $      1,632      $      2,666      $      1,102
                              ============      ============      ============      ============      ============
                                     Daley           Viewridge
                                    Plaza(2)         Building(2)        Pro Forma
                                  ------------      ------------      ------------
     Assets                                   (dollars in thousands)
Notes and interest
   receivable
      Performing ........         $         --      $         --      $      4,357
      Nonperforming .....                   --                --               453
                                  ------------      ------------      ------------
                                            --                --             4,810
Less - allowance
   for estimated
   losses ...............                   --                --              (891)
                                  ------------      ------------      ------------
                                            --                --             3,919
Foreclosed real
   estate held for
   sale .................                   --                --             1,356

Real estate held
   for sale, net
   of accumulated
   depreciation .........                   --                --             5,624

Real estate held
   for investment,
   net of
   accumulated
   depreciation .........                4,974             1,967           309,154
Investments in
   partnerships .........                   --                --             4,284
Cash and cash
   equivalents ..........               (1,338)             (639)            7,767
Other assets ............                 (136)                2            12,272
                                  ------------      ------------      ------------
                                  $      3,500      $      1,330      $    344,376
                                  ============      ============      ============

----------------------

(1) Includes the Mountain Plaza, Hunters Glen and Bent Tree Garden Apartments which were purchased in January 1998, the Parkway North Office Building which was purchased in February 1998, the Plaza on Bachman Creek retail/office complex which was purchased in March 1998 and excludes the Shaws Plaza Shopping Center which was sold in March 1998.

(2)  Assumes acquisition by the Company on January 1, 1998.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                                    PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 March 31, 1998

                                                                                                                Emerald
                                                              4400          Ashton Way        Woodview          Terrace
                                         Actual(1)        Apartments(2)    Apartments(2)    Apartments(2)    Apartments(2)
                                        ------------      ------------     ------------     ------------     ------------
                                                                                     (dollars in thousands)
Liabilities and Shareholders' Equity

Liabilities
Notes and interest
   payable ........................     $    242,030      $      1,350     $      1,350     $      2,625     $      1,075
Other liabilities .................            6,151                22              282               41               27
                                        ------------      ------------     ------------     ------------     ------------
                                             248,181             1,372            1,632            2,666            1,102

Commitments and contingencies

Shareholders' equity
Common Stock,
   $.01 par value;

   shares; issued
   and outstanding,
   3,899,487 shares ...............               39                --               --               --               --
Paid-in capital ...................          217,527                --               --               --               --
Accumulated
   distributions
   in excess of
   accumulated
   earnings .......................         (132,973)               --               --               --               --
                                        ------------      ------------     ------------     ------------     ------------

                                              84,593                --               --               --               --
                                        ------------      ------------     ------------     ------------     ------------

                                        $    332,774      $      1,372     $      1,632     $      2,666     $      1,102
                                        ============      ============     ============     ============     ============

                                            Daley          Viewridge
                                           Plaza(2)        Building(2)       Pro Forma
                                         ------------     ------------     ------------
                                                    (dollars in thousands)
Liabilities and Shareholders' Equity

Liabilities
Notes and interest
   payable ........................      $      3,473     $      1,330     $    253,233
Other liabilities .................                27               --            6,550
                                         ------------     ------------     ------------
                                                3,500            1,330          259,783

Commitments and contingencies

Shareholders' equity
Common Stock,
   $.01 par value;
   10,000,000
   shares; issued
   and outstanding,
   3,899,487 shares ...............                --               --               39
Paid-in capital ...................                --               --          217,527
Accumulated
   distributions
   in excess of
   accumulated
   earnings .......................                --               --         (132,973)
                                         ------------     ------------     ------------

                                                   --               --           84,593
                                         ------------     ------------     ------------

                                         $      3,500     $      1,330     $    344,376
                                         ============     ============     ============

-------------------------



(1) Includes the Mountain Plaza, Hunters Glen and Bent Tree Garden Apartments which were purchased in January 1998, the Parkway North Office Building which was purchased in February 1998, the Plaza on Bachman Creek retail/office complex which was purchased in March 1998 and excludes the Shaws Plaza Shopping Center which was sold in March 1998.

(2)  Assumes acquisition by the Company on January 1, 1998.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998



                                                 Mountain                         Plaza on
                                                  Plaza           Parkway         Bachman          4400          Ashton Way
                                 Actual         Apartments         North           Creek         Apartments      Apartments
                              ------------     ------------     ------------    ------------    ------------    ------------
                                                                    (dollars in thousands)
Income
    Rents ................    $     16,054     $         46     $        163    $        195    $         97    $        137
    Interest .............             218               --               --              --              --              --
                              ------------     ------------     ------------    ------------    ------------    ------------
                                    16,272               46              163             195              97             137


Expenses
    Property operations ..           8,409               28               57              53              93             120
    Interest .............           5,335               --               --              --              --              --
    Depreciation .........           2,523               --               --              --              --              --
    Advisory fee to
     affiliate ...........             614               --               --              --              --              --
    General and
     administrative ......             579               --               --              --              --              --
                              ------------     ------------     ------------    ------------    ------------    ------------
                                    17,460               28               57              53              93             120

Net income (loss)
    from operations ......          (1,188)              18              106             142               4              17

Equity in income of
    investees ............             (18)              --               --              --              --              --
                              ------------     ------------     ------------    ------------    ------------    ------------

Net income (loss) ........    $     (1,206)    $         18     $        106    $        142    $          4    $         17
                              ============     ============     ============    ============    ============    ============


Earnings per share
   Net (loss) ............    $       (.31)
                              ============


Weighted average
   shares of Common
   Stock used in
   computing
   earnings per share ....       3,886,866
                              ============
                                 Other
                                Property           Shaws         Pro Forma         Pro Forma
                                Purchases          Plaza        Adjustments        Combined
                              ------------     ------------     ------------     ------------
                                                  (dollars in thousands)
Income
    Rents ................    $        622     $       (157)    $         --     $     17,157
    Interest .............              --               --               --              218
                              ------------     ------------     ------------     ------------
                                       622             (157)              --           17,375


Expenses
    Property operations ..             419             (100)              --            9,079
    Interest .............              --              (41)             185            5,479
    Depreciation .........              --              (56)             203            2,670
    Advisory fee to
     affiliate ...........              --               --               --              614
    General and
     administrative ......              --               --               --              579
                              ------------     ------------     ------------     ------------
                                       419             (197)             388           18,421

Net income (loss)
    from operations ......             203               40             (388)          (1,046)

Equity in income of
    investees ............              --               --               --              (18)
                              ------------     ------------     ------------     ------------

Net income (loss) ........    $        203     $         40     $       (388)    $     (1,064)
                              ============     ============     ============     ============


Earnings per share
   Net (loss) ............                                                       $       (.27)
                                                                                 ============


Weighted average
   shares of Common
   Stock used in
   computing
   earnings per share ....                                                          3,886,866
                                                                                 ============




The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998





1. The Pro Forma Combined Statement of Operations assumes that each property was purchased or sold by the Company on January 1, 1998. Pro forma operating results for purchased properties are from January 1 through the respective dates of purchase only. Results subsequent to the dates of purchase are included in the "Actual" column.

2. Other property purchases includes Bent Tree Garden, Hunters Glen, Woodview and Emerald Terrace Apartments, as well as Daley Plaza and View Ridge Office Buildings. The sellers of these properties were not able to provide either audited statements of operations or access to the respective property's financial records to enable the Company to have an audit performed. These properties in total represent approximately 6.8% of the Company's assets at December 31, 1997.

3. Statement of operations for the one month ended October 31, 1997 and November 30, 1997 were obtained for Mountain Plaza Apartments and Parkway North retail/office complex, respectively. Such statements were used as the basis for estimating their respective operating results for the three months ended March 31, 1998. The previous years' actual amounts were used to estimate the interim period January 1 to the respective dates of purchase for the remaining properties.

4. Results of operations of purchased properties where the Company was unable to obtain audited statements of operations were as follows:

     Revenues:
                 Bent Tree Garden Apartments          $           111
                 Hunters Glen Apartments                           27
                 Woodview Apartments                              266
                 Emerald Terrace Apartments                       182
                 Daley Plaza Office Building                       29
                 Viewridge Office Building                          7
                                                      ---------------
                      Total                           $           622
                                                      ===============

     Property Operations Expenses:
                 Bent Tree Garden Apartments          $            68
                 Hunters Glen Apartments                           17
                 Woodview Apartments                              182
                 Emerald Terrace Apartments                       128
                 Daley Plaza Office Building                       22
                 Viewridge Office Building                          2
                                                      ---------------
                      Total                           $           419
                                                      ===============

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                        THREE MONTHS ENDED MARCH 31, 1998



5. The pro forma interest adjustment is based on the mortgages obtained or assumed and seller financing obtained, if any, for each property at its respective date of purchase. The pro forma depreciation adjustment is based on the purchase price of each property depreciated under the Company's established depreciation policies.

            Interest:

                 Bent Tree Garden Apartments                   $            38
                 Hunters Glen Apartments                                    13
                 Mountain Plaza Apartments                                  20
                 Parkway North Apartments                                   15
                 Plaza on Bachman Creek Retail/
                   Office Complex                                           18
                 4400 Apartments                                             9
                 Ashton Way Apartments                                       9
                 Woodview Apartments                                        18
                 Emerald Terrace Apartments                                  7
                 Daley Plaza Office Building                                27
                 Viewridge Office Building                                  11
                                                               ---------------

                      Total                                    $           185
                                                               ===============


            Depreciation:

                 Bent Tree Garden Apartments                   $            43
                 Hunters Glen Apartments                                    13
                 Mountain Plaza Apartments                                  21
                 Parkway North Apartments                                   29
                 Plaza on Bachman Creek Retail/
                   Office Complex                                           18
                 4400 Apartments                                             9
                 Ashton Way Apartments                                      10
                 Woodview Apartments                                        18
                 Emerald Terrace Apartments                                  8
                 Daley Plaza Office Building                                24
                 Viewridge Office Building                                  10
                                                               ---------------

                      Total                                    $           203
                                                               ===============


6. Interim operating results for Shaws Plaza which was sold in March 1998, is its actual operating results from January 1 to the date of sale.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                               PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997


                                                  Mountain                        Plaza on
                                                   Plaza          Parkway         Bachman           4400         Ashton Way
                                 Actual          Apartments        North           Creek         Apartments      Apartments
                               ------------     ------------    ------------    ------------    ------------    ------------
                                                                    (dollars in thousands)
Income
        Rents .............    $     54,462     $      1,085    $        938    $        379    $        389    $        548
        Interest ..........           1,499               --              --              --              --              --
                               ------------     ------------    ------------    ------------    ------------    ------------
                                     55,961            1,085             938             379             389             548

Expenses
        Property operations          32,424              592             393             252             372             480
        Interest ..........          16,765               --              --              --              --              --
        Depreciation ......           9,578               --              --              --              --              --
        Advisory fee to
         affiliate ........           1,807               --              --              --              --              --
        Net income fee to
         affiliates .......           1,022               --              --              --              --              --
        General and
         administrative ...           2,645               --              --              --              --              --
        Provision for
         losses ...........           1,337               --              --              --              --              --
                               ------------     ------------    ------------    ------------    ------------    ------------
                                     65,578              592             393             252             372             480

Income (loss) from
        operations ........          (9,617)             493             545             127              17              68

Equity in income of
        investees .........             812               --              --              --              --              --
Gains on sale of
        real estate .......          21,404               --              --              --              --              --
                               ------------     ------------    ------------    ------------    ------------    ------------

Net income ................    $     12,599     $        493    $        545    $        127    $         17    $         68
                               ============     ============    ============    ============    ============    ============


Earnings per share
   Net (loss) .............    $       3.22
                               ============


Weighted average
   shares of Common
   Stock used in
   computing
   earnings per share .....       3,907,221
                               ============
                                  Other
                                 Property          Shaws          Pro Forma         Pro Forma
                                Purchases          Plaza          Adjustments       Combined
                               ------------     ------------     ------------     ------------
                                                    (dollars in thousands)
Income
        Rents .............    $      3,300     $       (656)    $         --     $     60,445
        Interest ..........              --               --               --            1,499
                               ------------     ------------     ------------     ------------
                                      3,300             (656)              --           61,944

Expenses
        Property operations           2,128             (332)              --           36,309
        Interest ..........              --             (276)           2,225           18,714
        Depreciation ......              --             (265)             807           10,120
        Advisory fee to
         affiliate ........              --               --               --            1,807
        Net income fee to
         affiliates .......              --               --               --            1,022
        General and
         administrative ...              --               --               --            2,645
        Provision for
         losses ...........              --           (1,337)              --               --
                               ------------     ------------     ------------     ------------
                                      2,128           (2,210)           3,032           70,617

Income (loss) from
        operations ........           1,172            1,554           (3,032)          (8,673)

Equity in income of
        investees .........              --               --               --              812
Gains on sale of
        real estate .......              --               --               --           21,404
                               ------------     ------------     ------------     ------------

Net income ................    $      1,172     $      1,554     $     (3,032)    $     13,543
                               ============     ============     ============     ============


Earnings per share
   Net (loss) .............                                                       $       3.47
                                                                                  ============


Weighted average
   shares of Common
   Stock used in
   computing
   earnings per share .....                                                          3,907,221
                                                                                  ============



The accompanying footnotes are an integral part of this Pro Forma Combined Statement of Operations.

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997



1. The Pro Forma Combined Statement of Operations assumes the property was purchased or sold by the Company on January 1, 1997.

2. Other property purchases includes Bent Tree Garden, Hunters Glen, Woodview and Emerald Terrace Apartments, as well as Daley Plaza and View Ridge Office Buildings. The sellers of these properties were not able to provide either audited statements of operations or access to the respective property's financial records to enable the Company to have an audit performed. These properties in total represent approximately 6.8% of the Company's assets at December 31, 1997.

3. The amounts for Mountain Plaza Apartments, Parkway North Office Building, Plaza on Bachman Creek retail/office complex, 4400 Apartments and Ashton Way Apartments are from their respective audited statement of operations.

4. The amounts for Bent Tree Gardens Apartments, Hunters Glen Apartments, Woodview Apartments, Emerald Terrace Apartments, Viewridge Office Building and Daley Plaza Office Building are based on available financial information or estimates made in conjunction with the respective purchase.

        Revenues:

           Bent Tree Garden Apartments                         $          1,338
           Hunters Glen Apartments                                          643
           Woodview Apartments                                              797
           Emerald Terrace Apartments                                       436
           Viewridge Office Building                                         69
           Daley Plaza Office Building                                       17
                                                               ----------------

                 Total                                         $          3,300
                                                               ================


        Property Operations:

           Bent Tree Garden Apartments                         $            809
           Hunters Glen Apartments                                          406
           Woodview Apartments                                              546
           Emerald Terrace Apartments                                       307
           Viewridge Office Building                                         54
           Daley Plaza Office Building                                        6
                                                               ----------------

                 Total                                         $          2,128
                                                               ================

                     TRANSCONTINENTAL REALTY INVESTORS, INC.
                           NOTES TO PRO FORMA COMBINED
                       STATEMENT OF OPERATIONS - Continued
                          YEAR ENDED DECEMBER 31, 1997



5. The pro forma interest adjustment is based on the mortgages obtained or assumed and seller financing obtained, if any, for each property at its respective date of purchase. The pro forma depreciation adjustment is based on the purchase price of each property depreciated under the Company's established depreciation policies.

           Interest:

                 Bent Tree Garden Apartments              $            461
                 Hunters Glen Apartments                               152
                 Mountain Plaza Apartments                             242
                 Parkway North Office Building                         175
                 Plaza on Bachman Creek Retail/
                   Office Complex                                      216
                 4400 Apartments                                       112
                 Ashton Way Apartments                                 112
                 Woodview Apartments                                   218
                 Emerald Terrace Apartments                             81
                 Daley Plaza Office Building                           330
                 Viewridge Office Building                             126
                                                          ----------------

                         Total                            $          2,225
                                                          ================


           Depreciation:

                 Bent Tree Garden Apartments              $            170
                 Hunters Glen Apartments                                52
                 Mountain Plaza Apartments                              83
                 Parkway North Office Building                         117
                 Plaza on Bachman Creek Retail/
                   Office Complex                                       73
                 4400 Apartments                                        35
                 Ashton Way Apartments                                  38
                 Woodview Apartments                                    72
                 Emerald Terrace Apartments                             31
                 Daley Plaza Office Building                            97
                 Viewridge Office Building                              39
                                                          ----------------

                         Total                            $            807
                                                          ================


6. Operating results for Shaws Plaza are its actual operating results for the year 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)     Financial statements of property acquired:

Exhibit
Number                                Description
--------        ---------------------------------------------------------------

 99.0 Audited Statement of Revenue and Direct Operating Expenses of Mountain View Apartments for the year ended December 31, 1997, filed herewith.

 99.1 Audited Statement of Revenue and Direct Operating Expenses of Parkway North for the year ended December 31, 1997, filed herewith.

 99.2 Audited Statement of Revenue and Direct Operating Expenses of Plaza on Bachman Creek for the year ended December 31, 1997, filed herewith.

 99.3 Audited Statement of Revenue and Direct Operating Expenses of 4400 Apartments for the year ended December 31, 1997, filed herewith.

 99.4 Audited Statement of Revenue and Direct Operating Expenses of Ashton Way Apartments for the year ended December 31, 1997, filed herewith.

 99.5 Mountain Plaza Statement of Operations for the ten months ended October 31, 1997, filed herewith.

 99.6 Parkway North Statement of Operations for the eleven months ended November 30, 1997, filed herewith.

                                 SIGNATURE PAGE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                            TRANSCONTINENTAL REALTY INVESTORS,
                                            INC.





Date:   September 23, 1998                  By:     /s/ Thomas A. Holland
     -------------------------                 ---------------------------------
                                                 Thomas A. Holland
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                  Accounting Officer)

                     TRANSCONTINENTAL REALTY INVESTORS, INC.

                                   EXHIBITS TO
                          CURRENT REPORT ON FORM 8-K/A

                               Dated May 29, 1998






Exhibit                                                                    Page
Number                          Description                               Number
------       -----------------------------------------------------       --------
 99.0        Audited Statement of Revenue and Direct Operating              16
             Expenses of Mountain View Apartments for the year
             ended December 31, 1997.

 99.1        Audited Statement of Revenue and Direct Operating              20
             Expenses of Parkway North for the year ended
             December 31, 1997.

 99.2        Audited Statement of Revenue and Direct Operating              24
             Expenses of Plaza on Bachman Creek for the year
             ended December 31, 1997.

 99.3        Audited Statement of Revenue and Direct Operating              28
             Expenses of 4400 Apartments for the year ended
             December 31, 1997.

 99.4        Audited Statement of Revenue of Ashton Way                     32
             Apartments for the year ended December 31, 1997.

 99.5        Mountain Plaza Statement of Operations for the                 36
             ten months ended October 31, 1997.

 99.6        Parkway North Statement of Operations for the                  37
             eleven months ended November 30, 1997.